                                                                    EXHIBIT 99.1

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PRESS RELEASE                                           THE MEDITRUST COMPANIES
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                                                    Contact: Temple Weiss
                                                             Investor Relations
                                                             214-492-6685




             MEDITRUST COMPLETES $441 MILLION HEALTHCARE TRANSACTION

                 TOTAL BANK NOTES PAYABLE REDUCED TO $86 MILLION

DALLAS, TEXAS - April 3, 2001 - The Meditrust Companies (NYSE: MT) ("Meditrust" or "the Companies") announced today the transfer of its beneficial ownership interest in a majority of its long term care skilled nursing facilities. The Companies received gross proceeds of $441 million, consisting of $406 million in cash and $35 million in subordinated indebtedness due April 2006.

Net proceeds from the transaction have been applied towards debt reduction. As a result, as of April 3, 2001, bank notes payable have been reduced to $86 million, total debt maturing in 2001 has been reduced to $223 million and total indebtedness has been reduced to $1.2 billion. The Companies anticipate meeting remaining 2001 debt maturities by refinancing existing debt, as well as through additional asset sales and cash flow generated from operating activities.

The Companies transferred beneficial ownership interest in healthcare properties and mortgages with a net book value of $436 million relating to 78 long term care facilities and one medical office building operated by Genesis Health Ventures, Inc., Harborside Healthcare Corporation, HealthSouth Corporation, Integrated Health Services, Inc., Mariner Health Group, Inc., Sun Healthcare Group, Inc. and one non-public operator. The Companies expect to record a valuation allowance of approximately $5 million in the first quarter of 2001 in connection with the closing of the transaction and have previously recorded additional valuation allowances of $75 million related to these assets.

Francis W. ("Butch") Cash, Chief Executive Officer of the Companies, said, "This transaction generated substantial cash proceeds and has deleveraged the Companies, reduced healthcare asset exposure and moved us closer to being a lodging-focused company. We are pleased with our significant progress in reducing upcoming debt maturities through healthcare asset sales. We will continue to work towards refinancing existing debt and selling healthcare assets, but we can now turn our primary attention to growing our lodging business which now accounts for 84% of our total real estate portfolio."

Meditrust has reduced its exposure to operators in bankruptcy as a result of this transaction. With the transfer of the Companies' beneficial ownership interest in facilities operated by

Genesis Health Ventures, Inc., Integrated Health Services, Inc., Mariner Health Group, Inc. and Sun Healthcare Group, Inc., the Companies now have only five facilities with a net book value of $60 million attributable to two operators in bankruptcy, down from $449 million at December 31, 2000.

Meditrust's remaining healthcare portfolio has been reduced to 16% of its total real estate portfolio with a net book value of $468 million at December 31, 2000 and has an operator coverage ratio of 1.4X (pro forma for the nine months ended September 30, 2000) which includes properties recently opened and in start-up phase. The portfolio consists of $317 million of leased assets and $151 million of mortgages as measured by net book value at December 31, 2000. The remaining 120 healthcare properties contributed revenues of approximately $62.0 million to total healthcare segment revenues of $211.3 million for the year ended December 31, 2000. A summary of Meditrust's real estate portfolio as of December 31, 2000, after giving affect to the transaction, and other information is attached to this release.



ABOUT THE MEDITRUST COMPANIES

The Meditrust Companies (NYSE: MT), a real estate investment trust headquartered in Dallas, Texas, consists of Meditrust Corporation, a REIT, and Meditrust Operating Company. Meditrust Corporation's portfolio consists of 299 lodging facilities, 94 assisted living facilities, 15 long-term care facilities, four medical office buildings and seven other healthcare facilities. Meditrust Operating Company operates all of the lodging facilities under the La Quinta brand name. Today's news release as well as other news about The Meditrust Companies is available on the Internet at www.reit.com.

ABOUT LA QUINTA INNS, INC.

La Quinta Inns, Inc. owns and operates 229 Inns and 70 Inn & Suites in 28 states. La Quinta is the lodging division of The Meditrust Companies and is also headquartered in Dallas. For more information about La Quinta, please visit its Web site at www.laquinta.com.


CERTAIN MATTERS DISCUSSED HEREIN MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THE MEDITRUST COMPANIES (THE "COMPANIES"), CONSISTING OF MEDITRUST CORPORATION ("REALTY") AND MEDITRUST OPERATING COMPANY ("OPERATING"), INTEND SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS, AND ARE INCLUDING THIS STATEMENT FOR PURPOSES OF COMPLYING WITH THESE SAFE HARBOR PROVISIONS. ALTHOUGH THE COMPANIES BELIEVE THE FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, THE COMPANIES CAN GIVE NO ASSURANCE THAT THEIR EXPECTATIONS WILL BE ATTAINED. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING, WITHOUT LIMITATION, GENERAL ECONOMIC AND REAL ESTATE CONDITIONS, THE CONDITIONS OF THE CAPITAL MARKETS IN GENERAL, THE ABILITY OF THE COMPANIES TO REFINANCE AND/OR PAY OFF NEAR TERM DEBT MATURITIES, THE IDENTIFICATION OF SATISFACTORY PROSPECTIVE BUYERS FOR HEALTHCARE RELATED ASSETS OF THE COMPANIES AND THE AVAILABILITY OF FINANCING FOR SUCH PROSPECTIVE BUYERS, THE AVAILABILITY OF FINANCING FOR THE COMPANIES' CAPITAL INVESTMENT PROGRAM, INTEREST RATES, COMPETITION FOR HOTEL SERVICES AND HEALTHCARE FACILITIES IN A GIVEN MARKET, THE ENACTMENT OF LEGISLATION FURTHER IMPACTING THE COMPANIES' STATUS AS A PAIRED SHARE REAL ESTATE INVESTMENT TRUST ("REIT") OR REALTY'S STATUS AS A REIT, THE FURTHER IMPLEMENTATION OF REGULATIONS GOVERNING PAYMENTS TO, AS WELL AS THE FINANCIAL CONDITIONS OF, OPERATORS OF REALTY'S HEALTHCARE RELATED ASSETS, INCLUDING THE FILING FOR PROTECTION UNDER THE US BANKRUPTCY CODE BY ANY OPERATORS OF THE COMPANIES HEALTHCARE ASSETS, THE IMPACT OF THE PROTECTION OFFERED UNDER THE US BANKRUPTCY CODE FOR THOSE OPERATORS WHO HAVE ALREADY FILED FOR SUCH PROTECTION, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE FILINGS OF REALTY AND OPERATING WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), INCLUDING, WITHOUT LIMITATION, THE RISKS DESCRIBED IN ITEM 7 OF THE JOINT ANNUAL REPORT ON FORM 10-K ENTITLED "CERTAIN FACTORS YOU SHOULD CONSIDER."

                             The Meditrust Companies
                             Supplementary Schedule
                          Real Estate Portfolio Summary
                                   (Unaudited)


TRANSACTION DETAIL
(AS OF DECEMBER 31, 2000)
(IN THOUSANDS, EXCEPT NUMBER OF
PROPERTIES AND PERCENTAGES)


                                                                            % of
                                       Gross      Net Book       # of      Healthcare                 # of                    # of
                                      Investment    Value     Properties   Portfolio(1)  Mortgages   Properties   Leases     Leases
                                   -------------------------------------------------------------------------------------------------

Sun Healthcare Group, Inc.             $ 379,377    $300,389     38          28%        $  30,410      4         $269,979    34
Harborside Healthcare Corporation         89,807      80,469     17           7%           15,922      4           64,547    13
Integrated Health Services, Inc.          50,973      37,066     10           3%               -       -           37,066    10
Other                                     42,908      35,248      4           3%            7,057      1           28,191     3
Genesis Health Ventures, Inc.             35,625      33,552      8           3%           18,425      4           15,127     4
HealthSouth Corporation                   24,724      24,724      2           2%           24,724      2               -      -
                                   -------------------------------------------------------------------------------------------------
                                         623,414     511,448     79          47%           96,538     15          414,910    64
Valuation Allowance                            -     (75,498)                             (25,416)                (50,082)
                                   --------------------------                        -------------            ------------
Total                                  $ 623,414    $435,950                            $  71,122                $364,828
                                   ==========================                        =============            ============

(1) Percentage of total healthcare portfolio at December 31, 2000 before accounting for the transaction.


REMAINING PORTFOLIO BY OPERATOR
(PRO FORMA AT DECEMBER 31, 2000
TO REFLECT APRIL 2, 2001 TRANSACTION)
(IN THOUSANDS, EXCEPT NUMBER OF
PROPERTIES AND PERCENTAGES)


                                                                            % of
                                       Gross      Net Book       # of      Healthcare                 # of                    # of
                                      Investment    Value     Properties   Portfolio     Mortgages   Properties   Leases     Leases
                                   ------------------------------------------------------------------------------------------------

Lodging:
La Quinta Companies                  $2,669,577  $ 2,448,391     299

Healthcare Portfolio:
Alterra Healthcare Corp.                161,592      149,190     57          26%        $     -        -        $ 149,190    57
Balanced Care Corporation                93,618       91,974     19          16%           36,695      7           55,279    12
Other Non-Public Operators               81,160       81,160      9          14%           81,160      9                -     -
Tenet Healthcare/Iasis                   65,650       56,189      1          10%               -       -           56,189     1
Other Public Operators                   61,437       51,943      7           9%               -       -           51,943     7
CareMatrix Corporation                   50,606       49,446      4           9%           35,606      3           13,840     1
Assisted Living Concepts                 31,487       28,400     16           5%               -       -           28,400    16
ARV Assisted Living, Inc.                28,982       26,461      4           5%               -       -           26,461     4
Life Care Centers of America, Inc        26,212       26,212      2           5%           26,212      2               -      -
Paramount Real Estate Services            9,756        9,024      1           1%               -       -            9,024     1
                                   -------------------------------------------------------------------------------------------------
                                        610,500      569,999     120        100%          179,673     21          390,326    99
Valuation Allowance                                 (101,664)                             (28,224)                (73,440)
                                   --------------------------------------            -------------            ------------
                                        610,500      468,335     120                    $ 151,449                $316,886
                                   --------------------------------------            =============            ============

Total Real Estate Portfolio         $ 3,280,077  $ 2,916,726     419
                                   ======================================

                             The Meditrust Companies
                       Supplementary Schedule (continued)
                          Real Estate Portfolio Summary
                                   (Unaudited)


REMAINING PORTFOLIO BY TYPE OF INVESTMENT
(PRO FORMA AT DECEMBER 31, 2000
TO REFLECT APRIL 2, 2001 TRANSACTION)
(IN THOUSANDS, EXCEPT NUMBER OF
PROPERTIES AND PERCENTAGES)


                              Gross          Net Book          # of             % of
                           Investment          Value         Properties       Portfolio
                        ----------------  ---------------- ---------------  --------------

Owned Properties           $ 3,100,404       $ 2,765,277       398             94.8%
Mortgages                      179,673           151,449        21              5.2%
                        ----------------  ---------------- ---------------  --------------
Total                      $ 3,280,077       $ 2,916,726       419            100.0%
                        ================  ================ ===============  ==============


REMAINING PORTFOLIO BY TYPE OF FACILITY
(PRO FORMA AT DECEMBER 31, 2000
TO REFLECT APRIL 2, 2001 TRANSACTION)
(IN THOUSANDS, EXCEPT NUMBER OF
PROPERTIES AND PERCENTAGES)


                                   Gross       Net Book      # of       % of                   # of                  # of
                                Investment      Value     Properties  Portfolio   Mortgages  Properties    Leases    Leases
                               ----------------------------------------------------------------------------------------------

Lodging Portfolio:
Hotel                             $2,669,577   $2,448,391     299        84%

Healthcare Portfolio:
Assisted Living                      328,974      308,465      94                   $ 35,815      3        $272,650    91
Long Term Care                       128,593      120,469      15                     72,411     10          48,058     5
Acute Care Hospital                   65,650       56,189       1                         -       -          56,189     1
Other Healthcare                      51,315       49,639       6                     45,235      5           4,405     1
Medical Office Buildings              35,968       35,237       4                      26,212     3           9,024     1
                               ---------------------------------------           --------------------------------------------
                                     610,500      569,999     120                    179,673     21         390,326    99
Valuation Allowance                       -      (101,664)     -                     (28,224)               (73,440)
                               ---------------------------------------           ------------            -----------
                                     610,500      468,335     120        16%        $151,449               $316,886
                               ---------------------------------------------    ============            ===========

Total Real Estate Portfolio      $ 3,280,077  $ 2,916,726     419       100%
                               ==============================================


REMAINING OPERATORS IN CHAPTER 11 BANKRUPTCY
(PRO FORMA AT DECEMBER 31, 2000
TO REFLECT APRIL 2, 2001 TRANSACTION)
(IN THOUSANDS, EXCEPT FOR NUMBER OF
FACILITIES)


                                                                                                         Year ended
                                                     Leases                    Mortgages              December 31, 2000
                                          --------------------------- --------------------------- -------------------------
                                Total                     Net Book                  Net Book         Rental     Interest
   Operator     Date Filed   Facilities    Facilities      Value       Facilities     Value          Income      Income
   --------     ----------   ----------    ----------   ------------   ---------- --------------     ------      ------

CareMatrix        11/9/00         4             1        $ 13,840          3         $ 35,606       $ 1,648     $ 1,691(1)

Sun              10/14/99         1             1          10,762          -                -         1,399           -
                             ------------ --------------------------- --------------------------- -------------------------
Totals                            5             2        $ 24,602          3         $ 35,606       $ 3,047     $ 1,691
                             ============ =========================== =========================== =========================

(1) Mortgages related to CareMatrix Corporation ("CareMatrix") have been placed on non-accrual status and interest income is recorded as payments are received.

                             The Meditrust Companies
                       Supplementary Schedule (continued)
                   Debt Maturity and Capitalization Schedules
                                   (Unaudited)


DEBT MATURITY SCHEDULE
(AS OF APRIL 3, 2001)
(In millions)


                                                                                         Bonds and
                                          Notes          Convertible    Bank Notes       Mortgages
                   Year                  Payable         Debentures       Payable         Payable         Total
     ---------------------------------- --------------  -------------- --------------  -------------- --------------

                   2001                  $  123         $   -           $   86            $   14         $  223
                   2002                      36            54                -                 2             92
                   2003                     205(a)          -                -                 2            207
                   2004                     250(b)          -                -                 2            252
                   2005                     116             -                -                 -            116
            2006 and thereafter             287             -                -                14            301
                                        --------------  -------------- --------------  -------------- --------------
                 Subtotal                 1,017            54               86                34          1,191
      Unamortized debt issuance costs        (3)            -               (1)                -             (4)
                                        --------------  -------------- --------------  -------------- --------------
                 Debt, net               $1,014         $  54           $   85            $   34        $ 1,187
                                        ==============  ============== ==============  ============== ==============


(a) Assumes $175 million of Notes due in 2026 are put to the Companies.
(b) Assumes $150 million of Notes due in 2011 are put to the Companies.

CAPITALIZATION SCHEDULE
(PRO FORMA TO REFLECT APRIL 2, 2001 TRANSACTION)


                                                DECEMBER 31, 2000     DECEMBER 31, 2000      DECEMBER 31, 1999
      (IN MILLIONS, EXCEPT FOR PERCENTAGES)          PRO FORMA             ACTUAL                 ACTUAL
                                                ----------------------------------------------------------------

      Total indebtedness                               $ 1,187               $ 1,590              $ 2,597
      Equity                                             2,318                 2,323                2,673
                                                ----------------------------------------------------------------
      Total capitalization                             $ 3,505               $ 3,913              $ 5,270
                                                ----------------------------------------------------------------
      Debt to total capitalization                       34%                   41%                   49%

      Shares outstanding                                142.9                 142.9                 141.0



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